                                                                    EXHIBIT 10.7



================================================================================

                             ACTIVE SOFTWARE, INC.





                              AMENDED AND RESTATED
                                RIGHTS AGREEMENT




                                 March 27, 1998


===============================================================================

                               TABLE OF CONTENTS

Section 1.  Termination of Prior Rights............................2
Section 2.  Registration Rights....................................2
        2.1 Definitions............................................2
        2.2 Requested Registration.................................3
        2.3 Company Registration...................................4
        2.4 Obligations of the Company.............................4
        2.5 Furnish Information....................................6
        2.6 Expenses of Demand Registration........................6
        2.7 Expenses of Company Registration.......................6
        2.8 Underwriting Requirements..............................6
        2.9 Delay of RegistratioN..................................7
        2.10 Indemnification.......................................7
        2.11 Reports Under Securities Exchange Act of 1934.........8
        2.12 Form S-3 Registration.................................9
        2.13 Assignment of Registration Rights....................10
        2.14 Limitations on Subsequent Registration Rights........10
        2.15 'Market Stand-Off' Agreement.........................11
        2.16 Termination of Registration Rights...................11
Section 3.  Additional Rights.....................................11
        3.1 Right of First Offer..................................11
        3.2 Delivery of Financial Statements......................13
        3.3 Inspection............................................14
        3.4 Approval of Budget by Board...........................14
        3.5 Approval of Titles by Board...........................14
        3.6 Non-Employee Director Expenses........................14
        3.7 Employee Stock Purchase and Option Agreements.........14
        3.8 Restriction on Dividends..............................15
        3.9 Termination of Information and Inspection Covenants...15
Section 4.  Miscellaneous.........................................15
        4.1 Assignment............................................15
        4.2 Third Parties.........................................15
        4.3 Governing Law.........................................15
        4.4 Counterparts..........................................16
        4.5 Notices.L.............................................16
        4.6 Severability..........................................16
        4.7 Amendment and Waiver..................................16
        4.8 Effect of Amendment or Waiver.........................17
        4.9 Rights of Holders.....................................17
        4.10 Delays or Omissions..................................17

                             AMENDED AND RESTATED
                               RIGHTS AGREEMENT


  THIS AMENDED AND RESTATED RIGHTS AGREEMENT (the "Agreement") is entered into as of March 27, 1998, by and among Active Software, Inc., a California corporation (the "Company"), those holders of the Company's Common Stock whose names are set forth on Exhibit A attached hereto (the "Common Shareholders"), Venture Lending & Leasing, Inc. ("Venture Lending"), those holders of the Company's Series A Preferred Stock whose names are set forth on Exhibit A attached hereto (the "Series A Shareholders"), those holders of the Company's Series B Preferred Stock whose names are set forth on Exhibit A attached hereto (the "Series B Shareholders"), and those holders of the Company's Series C Preferred Stock whose names are set forth on Exhibit A attached hereto (the "Series C Shareholders," and collectively with the Common Shareholders, Series A Shareholders and Series B Shareholders, the "Shareholders").

                                   RECITALS
                                   --------

  The Company and the Series A Shareholders have entered into a Series A Preferred Stock Purchase Agreement dated February 1, 1996 (the "Series A Purchase Agreement"), pursuant to which the Company issued and sold to the Series A Shareholders shares of the Company's Series A Preferred Stock (the "Series A Shares");

  The Company and Venture Lending have entered into a Loan Agreement dated as of September 27, 1996, pursuant to which the Company issued to Venture Lending a warrant to purchase shares of the Company's Common Stock;

  The Company and the Series B Shareholders have entered into a Series B Preferred Stock Purchase Agreement dated April 1, 1997 (the "Series B Purchase Agreement"), pursuant to which the Company issued and sold to the Series B Shareholders shares of the Company's Series B Preferred Stock (the "Series B Shares");

  The Company and the Series C Shareholders are entering into a Series C Preferred Stock Purchase Agreement of even date herewith (the "Series C Purchase Agreement"), pursuant to which such Series C Shareholders will acquire shares of the Company's Series C Preferred Stock (the "Series C Shares" and collectively with the Series A Shares and Series B Shares, the "Shares");

  Each of the parties hereto desires to set forth in a single document certain covenants of the Company and certain of the pre-emptive rights, registration rights and other rights of the Shareholders and Venture Lending;

NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

                                   AGREEMENT
                                   ---------

  Section 1.  Termination of Prior Rights.  The parties hereto expressly
              ---------------------------
agree that this Amended and Restated Rights Agreement shall supersede the Rights Agreement dated April 1, 1997 (the "Prior Agreement"), by and among the Company, Venture Lending and the Shareholders named therein. Effective upon execution of this Agreement by the Company, the Series C Shareholders and the holders of a majority of the Registrable Securities (as defined in the Prior Agreement) outstanding immediately prior to such execution, the Prior Agreement shall be terminated and restated in its entirety as set forth in this Agreement. Each of the undersigned Shareholders, to the extent such Shareholder is a party to the Prior Agreement and holds the right of first offer set forth in Section 4.1 of the Prior Agreement, hereby waives, on behalf of itself and all other holders of Registrable Securities, such right of first offer with respect to the sale of the Series C Shares pursuant to the Series C Purchase Agreement.

  Section 2.  Registration Rights.
              -------------------

  2.1  Definitions.  As used in this Agreement:
       -----------

       (a) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Act") and the subsequent declaration or ordering of the effectiveness of such registration statement.

       (b) The term "Registrable Securities" means:

           (i) the shares of Common Stock held by the Common Shareholders and the shares of Common Stock issuable or issued upon conversion of the Shares (the shares of Common Stock referred to in this paragraph (i) are referred to hereafter as the "Stock");

           (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however, that Common
                                              --------  -------
Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; and

           (iii) solely for the purposes of Sections 2.3, 2.4, 2.5, 2.7, 2.8, 2.9, 2.10, 2.11, 2.13, 2.14, 2.15, 2.16 and 4, any shares of Common Stock of the
Company issued or issuable upon exercise of the Venture Lending Warrant (as defined below).

       (c) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

       (d) The term "Holder" means any holder of outstanding Registrable Securities who, subject to the limitations set forth in Section 2.13 below, acquired such Registrable Securities in a transaction or series of transactions not involving any registered public offering.

       (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

       (f) The term "Venture Lending Warrant" means the Warrant dated as of October 28, 1996, issued by the Company to Venture Lending.

  2.2  Requested Registration.
       ----------------------

       (a) If the Company shall receive at any time after the earlier of (i) March 27, 2001, or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a Rule 145 transaction pursuant to Rule 145 promulgated by the SEC under the Act), a written request from the Holders of at least a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $5,000,000), then the Company shall, within ten (10) days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of subsection 2.2(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within twenty (20) days of the mailing of such notice by the Company in accordance with Section 4.5.

       (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2.2 and the Company shall include such information in the written notice referred to in subsection 2.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 2.4(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company (provided such underwriter or underwriters are reasonably acceptable to a majority in interest of the Initiating Holders). Notwithstanding any other provision of this Section 2.2, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

       (c) The Company is obligated to effect only two (2) such registrations pursuant to this Section 2.2.

       (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 2.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve (12) month period.

  2.3  Company Registration.  If (but without any obligation to do so) the
       --------------------
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its Common Stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating either to the sale of securities to participants in a Company stock option, stock purchase or similar plan or to an SEC Rule 145 transaction), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within twenty (20) days after the mailing of such notice by the Company in accordance with Section 4.5, the Company shall, subject to the provisions of Section 2.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

  2.4  Obligations of the Company.  Whenever required under this Section 2
       --------------------------
to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

       (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

       (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

       (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

       (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

       (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

       (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

       (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

       (h) In connection with any underwritten public offering involving the sale of Registrable Securities pursuant to Section 2.2 above, (i) reasonably cooperate with the selling Holders, the underwriters participating in such offering and their respective counsel in any due diligence investigation in connection therewith reasonably requested by the selling

Holders or the underwriters, and (ii) cooperate, to the extent reasonably requested by the selling Holders or the managing underwriter for such offering, in efforts to sell the Registrable Securities under such offering (including, without limitation, participating in a reasonable number of "roadshow" meetings with prospective investors) that would be customary for a primary offering involving a similar aggregate amount of equity securities by the Company.

  2.5  Furnish Information.  It shall be a condition precedent to the
       -------------------
obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

  2.6  Expenses of Demand Registration.  All expenses other than
       -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 2.2, including (without limitation), all registration, filing and qualification fees, printers and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company; provided, however, that the Company shall not be
                         --------  -------
required to pay for any expenses of any registration proceeding begun pursuant to Section 2.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case all participating Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand registration pursuant to Section 2.2; provided
                                                                --------
further, that if at the time of such withdrawal, the Holders have learned of a
-------
material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 2.2.

  2.7  Expenses of Company Registration.  The Company shall bear and pay all
       --------------------------------
expenses incurred in connection with the registrations, filings or qualifications of Registrable Securities with respect to the registrations pursuant to Section 2.3 for each Holder (which right may be assigned as provided in Section 2.13), including (without limitation) all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

  2.8  Underwriting Requirements.  In connection with any offering involving
       -------------------------
an underwriting of shares being issued by the Company, the Company shall not be required under Section 2.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting in customary form of the underwriters. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders); but in no event shall (i) the amount of securities of the selling Holders included in the offering be reduced below twenty percent (20%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling shareholders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included or (ii) notwithstanding (i) above, any shares being sold by a shareholder exercising a demand registration right similar to that granted in Section 2.2 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners, shareholders and entities which are "affiliates" (as such term is defined in Rule 144(a) under the Act) of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

  2.9  Delay of Registration.  No Holder shall have any right to obtain or
       ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

  2.10  Indemnification.  In the event any Registrable Securities are
        ---------------
included in a registration statement under this Section 2:

       (a) The Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay as incurred to each such Holder, underwriter or controlling person, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter or controlling person.

       (b) Each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 2.10(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 2.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided that in no event shall any indemnity under this subsection 2.10(b) exceed the net proceeds from the offering received by such Holder.

       (c)  Promptly after receipt by an indemnified party under this Section
2.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 2.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 2.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 2.10.

       (d) The obligations of the Company and Holders under this Section 2.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 2, and otherwise.

  2.11  Reports Under Securities Exchange Act of 1934.  With a view to
        ---------------------------------------------
making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

        (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after ninety (90) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

        (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

        (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act and

        (d) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

  2.12  Form S-3 Registration.  In case the Company shall receive from any
        ---------------------
Holder or Holders owning in the aggregate at least 30% of the Registrable Securities a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

        (b) as soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 2.12, (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the president of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 90 days after receipt of the request of the Holder or Holders under this Section 2.12; provided, however, that the Company shall not utilize this right more than once in any twelve month period; (iv) if the Company has, within the twelve (12) month period preceding the date of such request, already effected two registrations on Form S-3 for the Holders pursuant to this Section 2.12; or (v) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

        (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with a registration requested pursuant to this Section 2.12, including (without limitation) all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration and, if it participates, the Company (on a pro rata basis); provided, however, that the Company shall bear any auditing expenses that shall be incurred in the normal course of business and shall bear all regular salary expenses of its employees. Registrations effected pursuant to this Section 2.12 shall not be counted as demands for registration or registrations effected pursuant to Section 2.2 or 2.3.

  2.13  Assignment of Registration Rights.  The rights to cause the Company
        ---------------------------------
to register Registrable Securities pursuant to this Section 2 may be assigned by a Holder to a transferee or assignee of at least the lesser of (a) all of such Holder's Registrable Securities, or (b) 250,000 shares of such securities provided the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. The foregoing 250,000 share limitation shall not apply, however, to transfers by a Shareholder to any wholly-owned subsidiary or constituent shareholders or general or limited partners (or former general or limited partners) or entities that are "affiliates" (as such term is defined in Rule 144(a) under the Act), or contingent shareholders or partners of such affiliates, of the Shareholder if all such transferees or assignees agree in writing to appoint a single representative as their attorney in fact for the purpose of receiving any notices and exercising their rights under this Section 2.

  2.14  Limitations on Subsequent Registration Rights.  From and after the
        ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of at least a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would grant such holder or prospective holder any or all of the registration rights contemplated herein; provided, however, that such
                                             --------  -------
restriction shall not apply to registration rights granted in conjunction with the issuance of up to an aggregate of 150,000 shares of Common Stock, including rights to acquire Common Stock or securities convertible into Common Stock, issued or issuable in connection with capital equipment leases, technology acquisitions and other comparable transactions approved by the Board of Directors.

  2.15  "Market Stand-Off" Agreement.  Each Shareholder hereby agrees that
        ----------------------------
during the 180-day period following the effective date of a registration statement of the Company filed under the Act related to its initial public offering of securities, and during the 90-day period following the effective date of the registration statement of the Company filed under the Act related to an offering other than the Company's initial public offering, it shall not, to the extent requested by the Company and such underwriter, sell or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any Common Stock of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that in each case
                                            --------  -------
each of the officers, directors and 5% or greater shareholders of the Company agree to be similarly bound, and further provided that, none of such officers, directors or principal shareholders shall be released in any way from such restrictions unless each such Shareholder is also released from such restrictions.

  To enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of the Holder (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

  2.16  Termination of Registration Rights.  No Holder shall be entitled to
        ----------------------------------
exercise any right provided for in this Section 2 (a) after five (5) years following the consummation of the initial public offering of securities of the Company (other than an offering relating either to the sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or an SEC Rule 145 transaction) or (b) at such time following the Company's initial public offering and for so long as such Holder holds one percent (1%) or less of the total number of Registrable Securities outstanding as of the date of this Agreement and may sell all of such Holder's Registrable Securities in any one three month period pursuant to Rule 144 (or such successor rule as may be adopted).

  Section 3.  Additional Rights.
              -----------------

   3.1 Right of First Offer.  Subject to the terms and conditions specified
       --------------------
in this Section 3.1, the Company hereby grants to each Shareholder, so long as such Shareholder holds at least 250,000 Shares (the "Rightholder"), a right of first offer with respect to future sales by the Company of its New Securities (as hereinafter defined). For purposes of this Section 3.1, the term Rightholder includes any limited or general partners, former limited or general partners, shareholders or affiliates, and any limited or general partners, former limited or general partners or shareholders of such affiliates, of the Rightholder. The Rightholder shall be entitled to apportion the right of first offer hereby granted among itself and its limited or general partners, former limited or general partners, shareholders and affiliates in such proportions as it deems appropriate.

       (a) In the event the Company proposes to issue New Securities, it shall give the Rightholder written notice in accordance with Section 4.5 (the "Notice") of its intention stating (i) a description of the New Securities it proposes to issue, (ii) the number of shares of New Securities it proposes to offer, and (iii) the price per share at which, and other terms on which, it proposes to offer such New Securities.

       (b) Within 20 calendar days after receipt of the Notice, the Rightholder may elect to purchase or obtain, at the price and on the terms specified in the Notice, up to that portion of such New Securities which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Rightholder bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion of all Preferred Stock). The Company shall promptly, in writing, inform each Rightholder which purchases all the shares available to it ("Fully-Exercising Rightholder") of any other Rightholder's failure to do likewise. During the ten-day period commencing after receipt of such information, each Fully-Exercising Rightholder shall be entitled to obtain that portion of the New Securities for which Rightholders were entitled to subscribe but which were not subscribed for by the Rightholders or other holders of similar rights of first offer, which is equal to the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of Preferred Stock then held, by such Fully-Exercising Rightholder bears to the total number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by all Fully-Exercising Rightholders who wish to purchase some of the unsubscribed shares. The closing of the sale of New Securities by the Company to each Rightholder upon exercise of its rights under this Section 3.1 shall take place simultaneously with the closing of the sale of New Securities to third parties pursuant to subsection 3.1(c).

       (c) If all New Securities which Investors are entitled to obtain pursuant to subsection 3.1(b) are not elected to be obtained as provided in subsection 3.1(b) hereof, the Company may, during the 90-day period following the expiration of the period provided in subsection 3.1(b) hereof, offer the remaining unsubscribed portion of such New Securities to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Notice. If the Company does not enter into an agreement for the sale of the New Securities within such period, or if such agreement is not consummated within 45 days of the execution thereof, the right provided hereunder shall be deemed to be revived and such New Securities shall not be offered unless first reoffered to the Rightholders in accordance herewith.

       (d) "New Securities" shall mean any shares of, or securities convertible into or exercisable for any shares of, any class of the Company's capital stock; provided that "New Securities" does not include: (A) the Shares or shares of the
--------
Company's Common Stock issuable upon conversion thereof; (B) securities issued pursuant to the acquisition of another business entity by the Company by merger, purchase of substantially all of the assets of such entity, or other reorganization whereby the Company owns not less than a majority of the voting power of such entity; (C) shares, or options to purchase shares, of the Company's Common Stock and the shares of Common Stock issuable upon exercise of such options, issued pursuant to any arrangement approved by the Board of Directors to employees, officers and directors of, or consultants, advisors or other persons performing services for, the Company; (D) shares of the Company's Common Stock or Preferred Stock of any series issued in connection with any stock split, stock dividend or recapitalization of the Company; (E) Common Stock issued upon exercise of warrants, options or convertible securities if the issuance of such warrants, options or convertible securities was a result of the exercise of the right of first offer granted under this Section 3.1 or was subject to the right of first offer granted under this Section 3.1; (F) capital stock or warrants or options for the purchase of shares of capital stock issued by the Company to a lender in connection with any bona fide arm's-length loan or lease financing transaction that is unanimously approved by the Board of Directors of the Company; (G) securities as to which the holders of at least a majority of the outstanding shares of Registrable Securities consent in writing that the right of first offer shall not apply; and (H) securities sold to the public in an offering pursuant to a registration statement filed with the Securities and Exchange Commission under the Act.

       (e) The right of first offer granted under this Section 3.1 shall not apply to and shall expire upon the consummation of the Company's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act (or a successor form under the Act).

       (f) The right of first offer granted under this section may be assigned by the Rightholder to a transferee or assignee of the Rightholder's shares of the Company's stock acquiring the lesser of (i) at least 250,000 of the Rightholder's shares of the Company's Common Stock, or 100,000 of the Rightholder's shares of the Company's Common Stock if such transferee or assignee is an entity that is an "affiliate" (as such term is defined in Rule 144(a) under the Act) of the Rightholder, (treating all shares of Preferred Stock for this purpose as though converted into Common Stock) (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like) or (ii) all of the Rightholder's remaining shares of the Company's stock. In the event that the Rightholder shall assign its right of first offer pursuant to this Section 3.1 in connection with the transfer of less than all of its shares of the Company's stock, the Rightholder shall also retain its right of first offer.

  3.2  Delivery of Financial Statements.  So long as any Series A
       --------------------------------
Shareholder, Series B Shareholder or Series C Shareholder

(including, for the purposes of this Section 3.2, limited or general partners, former limited or general partners, shareholders or affiliates, and limited or general partners, former limited or general partners and shareholders of such affiliates, of such Shareholder) holds at least 250,000 shares of Stock (or Common Stock issuable upon conversion thereof), the Company shall deliver to each such Shareholder:

       (a) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company as of the end of such year, and a schedule as to the sources and applications of funds for such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles ("GAAP"), and audited and certified by independent public accountants of nationally recognized standing selected by the Company, if requested to be so audited by any Series A Shareholder, Series B Shareholder or Series C Shareholder who holds at least 250,000 shares of Stock;

       (b) within forty-five (45) days of the end of each fiscal quarter, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such quarter, in reasonable detail;

       (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet and comparison to budget for and as of the end of such month, in reasonable detail;

       (c) as soon as practicable, but in any event thirty (30) days prior to the beginning of each fiscal year, a budget of sales and expenses for the next fiscal year;

       (d) such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Shareholder or any assignee thereof may from time to time request, provided, however, that the Company shall not be obligated to provide information which it deems in good faith to be proprietary.

  3.3  Inspection.  The Company shall permit each Series A Shareholder,
       ----------
Series B Shareholder or Series C Shareholder, at such Shareholder's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by such Shareholder; provided, however, that the Company shall not be obligated pursuant to this
Section 3.3 to provide access to any information which it reasonably considers to be a trade secret or similar confidential information.

  3.4  Approval of Budget by Board.  The Company shall submit an annual
       ---------------------------
budget of sales and expenses for a given fiscal year to the Board of Directors of the Company at least thirty (30) days prior to the beginning of each such fiscal year, and such budgets shall be subject to the approval of the Board of Directors prior to thirty (30) days following the start of such fiscal year to which such budget relates.

  3.5  Approval of Titles by Board.  Titles of management of the Company
       ---------------------------
shall be subject to the unanimous approval of the Board of Directors prior to their implementation.

  3.6  Non-Employee Director Expenses.  The Company will pay the reasonable
       ------------------------------
expenses incurred by non-employee directors in connection with participation in the meetings of the Board of Directors of the Company, including, but not limited to, reasonable transportation and accommodation expenses.

  3.7  Employee Stock Purchase and Option Agreements.  The Company agrees
       ---------------------------------------------
that it will utilize, in connection with any stock purchase or stock option agreements entered into with officers, directors, employees and consultants other than James Green, Rafael Bracho and Larry Henninger, vesting provisions such that 1/4th of the original amount of stock issued pursuant to such stock purchase or stock option agreement will vest on the date twelve (12) months following the vesting commencement date, with 1/48th of the original number of shares of stock subject to such agreement vesting on a monthly basis thereafter, except as otherwise specifically approved by the Board of Directors. In addition, each such stock purchase or stock option agreement shall contain a "market stand-off" provision, pursuant to which the recipient of stock pursuant to such agreement will agree not to sell or otherwise transfer any securities of the Company during a period of up to 180 days following the effective date of any registration statement pursuant to which the Company registers shares of its Common Stock for sale to the public, provided that a majority of the Company's officers and a majority of the Company's directors are similarly bound. The stock purchase or stock option agreements entered into by and between the Company and each of R. James Green, Rafael Bracho and Larry E. Henninger may not be amended without the prior approval of James Gauer and Kevin Compton, if members of the Board of Directors at such time, or other members of the Board of Directors designated by the Series A Shareholders, Series B Shareholders and Series C Shareholders, as the case may be.

  3.8  Restriction on Dividends.  The Company will not adopt a profit
       ------------------------
sharing plan and make any cash payments thereunder (other than performance bonuses for management or employees approved by the Board of Directors) in any year unless the Board of Directors has also declared and paid cash dividends in such year at the preference rate set forth in the Company's Articles of Incorporation in effect as of the date hereof. There shall be constituted a compensation committee of the Board of Directors of the Company, which shall include James Gauer and Kevin Compton, if members of the Board of Directors, or other members of the Board of Directors designated by the Series A Shareholders, Series B Shareholders and Series C Shareholders, as the case may be, and the salaries and bonuses payable to executive officers of the Company, and any stock options or warrants or similar rights to purchase shares of capital stock of the Company, shall be subject to approval by such compensation committee.

  3.9  Termination of Information and Inspection Covenants.  The covenants
       ---------------------------------------------------
set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7 and 3.8 shall terminate as to the Holders and be of no further force or effect immediately upon the consummation of the Company's sale of its

Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act (or a successor form under the Act).

  Section 4.  Miscellaneous.
              -------------

  4.1  Assignment.  Subject to the provisions of Section 2.13 hereof, the
       ----------
terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties hereto.

  4.2  Third Parties.  Nothing in this Agreement, express or implied, is
       -------------
intended to confer upon any party, other than the parties hereto, and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided herein.

  4.3  Governing Law.  This Agreement shall be governed by and construed
       -------------
under the laws of the State of California in the United States of America.

  4.4  Counterparts.  This Agreement may be executed in two or more
       ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

  4.5  Notices.
       -------

       (a) All notices, requests, demands and other communications under this Agreement or in connection herewith shall be given to or made upon the respective parties as follows:

  To the Company:       Active Software, Inc.
                        3255-1 Scott Boulevard
                        Suite 201
                        Santa Clara, CA  95054
                        Telephone:  (408) 988-0414
                        Fax:  (408) 988-6469
                        Attention:  President

  To a Shareholder:     At such Shareholder's address as set forth on Exhibit A
                        attached hereto.

       (b) All notices, requests, demands and other communications given or made in accordance with the provisions of this Agreement shall be in writing, and shall be sent by airmail, return receipt requested, reputable overnight courier or by telex or telecopy (facsimile) with confirmation of receipt, and shall be deemed to be given or made when receipt is so confirmed.

       (c) Any party may, by written notice to the other, alter its address or respondent, and such notice shall be considered to have been given ten (10) days after the airmailing, telexing, telecopying or delivery thereof.

  4.6  Severability.  If one or more provisions of this Agreement are held
       ------------
to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary, shall be severed from this Agreement, and the balance of this Agreement shall be enforceable in accordance with its terms.

  4.7  Amendment and Waiver.  Any provision of this Agreement may be amended
       --------------------
with the written consent of the Company and the Holders of at least a majority of the outstanding shares of Registrable Securities. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder of Registrable Securities, and the Company. In addition, the Company may waive performance of any obligation owing to it, as to some or all of the Holders of Registrable Securities, or agree to accept alternatives to such performance, without obtaining the consent of any Holder of Registrable Securities. In the event that an underwriting agreement is entered into between the Company and any Holder, and such underwriting agreement contains terms differing from this Agreement, as to any such Holder the terms of such underwriting agreement shall govern.

  4.8  Effect of Amendment or Waiver.  Investor and its successors and
       -----------------------------
assigns acknowledge that by the operation of Section 4.7 hereof the holders of a majority of the outstanding Registrable Securities, acting in conjunction with the Company, will have the right and power to diminish or eliminate all rights pursuant to this Agreement.

  4.9  Rights of Holders.  Each Holder of Registrable Securities shall have
       -----------------
the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any securities of the Company as a result of exercising or refraining from exercising any such right or rights.

  4.10  Delays or Omissions.  No delay or omission to exercise any right,
        -------------------
power or remedy accruing to any party to this Agreement, upon any breach or default of the other party, shall impair any such right, power or remedy of such non-breaching party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement, or by law or otherwise afforded to any holder, shall be cumulative and not alternative.

      IN WITNESS WHEREOF, the parties have executed this Rights Agreement as of the date first above written.

COMPANY:

ACTIVE SOFTWARE, INC.


By:  /R. JAMES GREEN/
   ----------------------------------
Title:  CEO
      -------------------------

Address:  3255-1 Scott Boulevard
          Suite 201
          Santa Clara, CA  95054



SHAREHOLDERS:


/R. JAMES GREEN/                            /LARRY E. HENNINGER/
-----------------------------------         --------------------------------
R. James Green                              Larry E. Henninger

Address:  c/o Active Software, Inc.         Address:  663 Christina Dr.
          3255-1 Scott Blvd., Ste. 201                P.O. Box 7646
          Santa Clara, CA  95054                      Incline Village, NV  89450


/RAFAEL BRACHO/                             MACDONALD FAMILY TRUST,
-----------------------------------         DATED 10/12/87, STEPHEN AND
Rafael Bracho                               ROBIN MACDONALD, TRUSTEES


Address:  c/o Active Software, Inc.         /STEPHEN MACDONALD/
          3255-1 Scott Blvd., Ste. 201      --------------------------------
          Santa Clara, CA  95054            Stephen MacDonald, Trustee

                                            Address:  11800 Francemont
                                                      Los Altos Hills, CA  94022

CHARTER GROWTH CAPITAL                      SPRING CREEK VENTURES I, L.P.

                                            By: Spring Creek Partners,
By:    /KERI J. MCQUILLAN/                  its general partner
   --------------------------------
Title: GENERAL PARTNER                      By:    /SPRING CREEK PARTNERS/
      -----------------------------            -------------------------------
                                            Title: General Partner
                                                  ----------------------------
Address:  525 University Avenue
          Suite 1500
          Palo Alto, CA  94301              Address:  330 Spring Creek Road
                                                      Rockford, IL  61107

CHARTER GROWTH CAPITAL                      BAYVIEW INVESTORS, LTD.
CO-INVESTMENT FUND

                                            By: /BAYVIEW INVESTORS, LTD./
By:    /KERI J. MCQUILLAN/                     --------------------------------
   -------------------------------          Title: Chief Financial Officer
Title: GENERAL PARTNER                            -----------------------------
      ----------------------------          Address:  Robertson, Stephens &
                                                      Company
Address:  525 University Avenue                       555 California Street
Suite 1500                                            San Francisco, CA  94104
Palo Alto, CA  94301

CGC INVESTORS                               SIERRA VENTURES V, L.P.

                                            By: SV Associates V, L.P.,
By:    /KERI J. MCQUILLAN/                      its general partner
   ------------------------------
Title: GENERAL PARTNER
      ---------------------------           By: /SV Associates V, L.P.'
                                               -----------------------------
                                                General Partner
Address:  525 University Avenue
          Suite 1500
          Palo Alto, CA  94301              Address:  3000 Sand Hill Road
                                                      Menlo Park, CA  94025

ENTERPRISE PARTNERS III, L.P.               OCEAN PARK VENTURES, L.P.

By:  Enterprise Management Partners
     III, L.P., its general partner         By: /Jim Gauer
                                               -----------------------------
                                            General Partner

     /ENTERPRISE MANAGEMENT                 Address:  12011 San Vicente Blvd.
By:       PARTNERS III/                               Suite 330
   -------------------------------                    Los Angeles, CA  90049
        General Partner


Address:  12011 San Vicente Blvd.
          Suite 330
          Los Angeles, CA  90049

ENTERPRISE PARTNERS III                     LEHMAN BROTHERS HOLDINGS INC.
ASSOCIATES, L.P.

By:  Enterprise Management Partners         By:/LEHMAN BROTHERS HOLDINGS
     III, L.P., its general partner         INC./
                                            --------------------------------

                                            Title: Vice President
                                                  --------------------------
By:/ENTERPRISE MANAGEMENT
   PARTNERS III, L.P./
   -------------------------------          Address:  3 World Financial Center
       General Partner                                New York, NY  10285


Address:  12011 San Vicente Blvd.
          Suite 330                         LB I GROUP INC.
          Los Angeles, CA  90049

                                            By:/LBI GROUP INC./
                                               -----------------------------

                                            Title: Senior Vice President

                                            Address:  3 World Financial Center
                                                      New York, NY  10285

KLEINER PERKINS CAUFIELD                    KPCB VII FOUNDERS FUND, L.P.
& BYERS VII, L.P.
                                            By:  KPCB VII Associates,
By:   KPCB VII Associates,                       its general partner
      its general partner

                                            By:  /KPCB VII ASSOCIATES/
By: /KPCB VII ASSOCIATES/                        ---------------------
    ---------------------                        General Partner
    General Partner
                                            Address:  2750 Sand Hill Road
Address:  2750 Sand Hill Road                         Menlo Park, CA  94025
          Menlo Park, CA  94025

KPCB INFORMATION SCIENCES                   KPCB JAVA FUND, L.P.
ZAIBATSU FUND II, L.P.
                                            By:  /KPCB VII Associates/
By:  KPCB VII Associates,                        its general partner
     its general partner

                                            By:  /KPCB VII ASSOCIATES/
By:  /KPCB VII ASSOCIATES/                       ---------------------
     ---------------------                       General Partner
      General Partner
                                            Address:  2750 Sand Hill Road
Address:  2750 Sand Hill Road                         Menlo Park, CA  94025
          Menlo Park, CA  94025

NIPPON INVESTMENT & FINANCE CO.
LTD.


By: /NIPPON INVESTMENT & FINANCE
CO. LTD./
---------

Title:  Director
      --------------------------

Address:  NIF Ventures USA, Inc.
          First Market Tower
          525 Market Street
          Suite 3420
          San Francisco, CA  94105



INVESTMENT ENTERPRISE                          INVESTMENT ENTERPRISE
PARTNERSHIP "NIF 8"                            PARTNERSHIP "NIF 9"


By:/INVESTMENT ENTERPRISE                      By:/INVESTMENT ENTERPRISE
PARTNERSHIP "NIF 8"                            PARTNERSHIP "NIF 9"
-------------------------                      -------------------------
Title: Director                                Title: Director
      -------------------                            -------------------

Address:  NIF Ventures USA, Inc.               Address:  NIF Ventures USA, Inc.
          First Market Tower                             First Market Tower
          525 Market Street                              525 Market Street
          Suite 3420                                     Suite 3420
          San Francisco, CA  94105                       San Francisco, CA 94105

INVESTMENT ENTERPRISE                 INVESTMENT ENTERPRISE
PARTNERSHIP "NIF 10-B"                PARTNERSHIP "NIF 10-A"
-------------------------             -----------------------

By:/INVESTMENT ENTERPRISE
PARTNERSHIP "NIF 10-A"                By:/INVESTMENT ENTERPRISE
-------------------------             PARTNERSHIP "NIF 10-B"
Title: Director                       --------------------------
       ------------------             Title: Director
Address:  NIF Ventures USA, Inc.             -------------------
          First Market Tower                    Address:  NIF Ventures USA, Inc.
          525 Market Street                     First Market Tower
          Suite 3420                            525 Market Street
          San Francisco, CA  94105              Suite 3420
                                                San Francisco, CA  94105

VLG INVESTMENTS 1996


By:/MARK L. SILVERMAN/                      /MARK A. MEDEARIS/
   ---------------------------              ----------------------------
                                            Mark A. Medearis
Title:  Partner
      ------------------------

Address:  c/o Venture Law Group             Address:  527 Tennyson
          2800 Sand Hill Road                         Palo Alto, CA  94301
          Menlo Park, CA  94025

VLG INVESTMENTS 1997                        CAMBRIDGE TECHNOLOGY CAPITAL
                                            FUND I L.P.

By:/MARK L. SILVERMAN/                      By:  Cambridge Technology GPLP, L.P.
   ---------------------------
Title: Partner                              By:  Cambridge Technology CGP, Inc.
       -----------------------
                                                 By:/CAMBRIDGE
Address:  c/o Venture Law Group             TECHNOLOGY GLP, L.P./
          2800 Sand Hill Road               ---------------------
          Menlo Park, CA 94025
                                                 Title: Managing Partner
                                                        ----------------------

KPMG PEAT MARWICK LLP                       ASPECT TELECOMMUNICATIONS
                                            CORPORATION
By:/JOSEPH E. HEINTZ/
   ---------------------------              By:/ASPECT
Title: Chief Financial Officer              TELECOMMUNICATIONS
       -----------------------              CORPORATION/
                                            ----------------------------------
                                            Title: Vice President
                                                  ----------------------------

                                   EXHIBIT A

                                 SHAREHOLDERS


SERIES A SHAREHOLDERS:
----------------------
Enterprise Partners III, L.P.                 Kleiner Perkins Caufield
12011 San Vicente Blvd.                       & Byers VII, L.P.
Suite 330                                     2750 Sand Hill Road
Los Angeles, CA  90049                        Menlo Park, CA  94025

Enterprise Partners III Associates, L.P.      KPCB VII Founders
12011 San Vicente Blvd.                       Fund, L.P.
Suite 330                                     2750 Sand Hill Road
Los Angeles, CA  90049                        Menlo Park, CA  94025

Ocean Park Ventures, L.P.                     KPCB Information Sciences Zaibatsu
12011 San Vicente Blvd.                       Fund II, L.P.
Suite 330                                     2750 Sand Hill Road
Los Angeles, CA  90049                        Menlo Park, CA  94025

Sierra Ventures V, L.P.                       VLG Investments 1996
3000 Sand Hill Road                           c/o Venture Law Group
Menlo Park, CA  94025                         2800 Sand Hill Road
                                              Menlo Park, CA  94025
Mark A. Medearis
527 Tennyson
Palo Alto, CA  94301

COMMON SHAREHOLDERS:
--------------------
R. James Green                                Larry E. Henninger
c/o Active Software, Inc.                     663 Christina Dr.
3255-1 Scott Boulevard                        P.O. Box 7646
Santa Clara, CA  95054                        Incline Village, NV  89450

Rafael Bracho                                 Enterprise Partners III, L.P.
c/o Active Software, Inc.                     12011 San Vicente Blvd.
3255-1 Scott Boulevard                        Suite 330
Santa Clara, CA  95054                        Los Angeles, CA  90049

Enterprise Partners III Associates, L.P.
12011 San Vicente Blvd.
Suite 330
Los Angeles, CA  90049

SERIES B SHAREHOLDERS:
----------------------
Lehman Brothers Holdings Inc.                 Bayview Investors, Ltd.
3 World Financial Center                      Robertson, Stephens & Company
New York, NY  10285                           555 California Street
                                              San Francisco, CA  94104

Enterprise Partners III, L.P.                 Kleiner Perkins Caufield
12011 San Vicente Blvd.                       & Byers VII, L.P.
Suite 330                                     2750 Sand Hill Road
Los Angeles, CA  90049                        Menlo Park, CA  94025

Enterprise Partners III Associates, L.P.      KPCB Java Fund, L.P.
12011 San Vicente Blvd.                       2750 Sand Hill Road
Suite 330                                     Menlo Park, CA  94025
Los Angeles, CA  90049

Ocean Park Ventures, L.P.                     KPCB Information Sciences Zaibatsu
Suite 330                                     Fund II, L.P.
Los Angeles, CA  90049                        2750 Sand Hill Road
                                              Menlo Park, CA  94025

Sierra Ventures V, L.P.                       MacDonald Family Trust, dated
3000 Sand Hill Road                           10/12/87, Stephen and Robin
Menlo Park, CA  94025                         MacDonald, trustees
                                              c/o Active Software, Inc.
                                              3255-1 Scott Boulevard
                                              Santa Clara, CA  95054

Mark A. Medearis                              VLG Investments 1997
527 Tennyson                                  c/o Venture Law Group
Palo Alto, CA  94301                          2800 Sand Hill Road
                                              Menlo Park, CA  94025


SERIES C SHAREHOLDERS:
----------------------
LB I Group Inc.                               Charter Growth Capital
3 World Financial Center                      525 University Avenue
New York, NY  10285                           Suite 1500
                                              Palo Alto, CA  94301

Charter Growth Capital Co-Investment Fund     CGC Investors
525 University Avenue                         525 University Avenue
Suite 1500                                    Suite 1500
Palo Alto, CA  94301                          Palo Alto, CA  94301

Spring Creek Ventures I, L.P.                 Nippon Investment and Finance Co. Ltd.
330 Spring Creek Road                         c/o NIF Ventures USA, Inc.
Rockford, IL  61107                           First Market Tower
                                              525 Market Street, Suite 3420
                                              San Francisco, CA  94105

Investment Enterprise Partnership "NIF 8"     Investment Enterprise Partnership "NIF 9"
c/o NIF Ventures USA, Inc.                    c/o NIF Ventures USA, Inc.
First Market Tower                            First Market Tower
525 Market Street, Suite 3420                 525 Market Street, Suite 3420
San Francisco, CA  94105                      San Francisco, CA  94105

Investment Enterprise Partnership "NIF 10-A"  Investment Enterprise Partnership "NIF 10-B"
c/o NIF Ventures USA, Inc.                    c/o NIF Ventures USA, Inc.
First Market Tower                            First Market Tower
525 Market Street, Suite 3420                 525 Market Street, Suite 3420
San Francisco, CA  94105                      San Francisco, CA  94105

Enterprise Partners III, L.P.                 Enterprise Partners III Associates, L.P.
12011 San Vicente Blvd.                       12011 San Vicente Blvd.
Suite 330                                     Suite 330
Los Angeles, CA  90049                        Los Angeles, CA  90049

Ocean Park Ventures, L.P.                     KPCB Java Fund, L.P.
12011 San Vicente Blvd.                       2750 Sand Hill Road
Suite 330                                     Menlo Park, CA  94025
Los Angeles, CA  90049

                                 AMENDMENT TO
                             AMENDED AND RESTATED
                               RIGHTS AGREEMENT


     THIS AMENDMENT TO AMENDED AND RESTATED RIGHTS AGREEMENT (the "Amendment"), dated as of October 29, 1998, is entered into by and among Active Software, Inc., a California corporation (the "Company"), the persons and entities listed on Exhibit A attached hereto (each a "Shareholder" and collectively the
   ---------
"Shareholders") and Intel Corporation ("Intel"), with respect to the Amended and Restated Rights Agreement, dated as of March 27, 1998, by and among the Company and the other parties thereto (the "Agreement").

                                   RECITALS
                                   --------

     A. The Company and the holders of the Company's Series C Preferred Stock have amended that certain Series C Preferred Stock Purchase Agreement, dated as of March 27, 1998, as amended on July 27, 1998 (the "Series C Purchase Agreement"), to provide for the sale and issuance of 490,196 additional shares of Series C Preferred Stock (the "Additional Series C Shares") to Intel.

     B. The Company has proposed to issue a Warrant (the "Intel Warrant") to Intel to acquire up to 24,509 shares of the Company's Common Stock (the shares acquirable under the Intel Warrant being referred to herein as the "Intel Warrant Shares").

     C. Under the terms of the Series C Purchase Agreement and the Intel Warrant, the Company must grant to Intel with respect to the Additional Series C Shares and the Intel Warrant Shares the same registration rights, right of first offer and other rights granted to the Shareholders pursuant to the Agreement.

     D. Under Sections 2 and 5.7 of the Agreement, the Agreement may be amended only with the written consent of the holders of at least a majority of the voting power of the Registrable Securities (as defined in the Agreement).

     E. In order to grant Intel the registration rights required under the Intel Warrant, the parties hereto desire to enter into this Amendment in accordance with Sections 2.14 and 4.7 of the Agreement.

     IT IS THEREFORE AGREED THAT:

     1.  Definitions.  All capitalized terms used herein without definition
         -----------
shall have the meanings ascribed to them in the Agreement.

     2.  Amendments.  The Agreement is hereby amended as follows:
         ----------

         (a) Section 2.1(b) is hereby amended to read in its entirety as follows:

                        "(b)  The term "Registrable Securities" means:

                              (i) the shares of Common Stock held by the Common Shareholders, the shares of Common Stock issuable or issued upon conversion of the Shares, the shares of Common Stock issuable or issued upon conversion of the Additional Series C Shares and the Intel Warrant Shares (the shares of Common Stock referred to in this paragraph (i) are referred to hereafter as the "Stock");

                              (ii) any other shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, the Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which his or her rights under this Agreement are not assigned; provided, however,
                                                              --------  -------
         that Common Stock or other securities shall only be treated as Registrable Securities if and so long as they have not been (A) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (B) sold in a transaction exempt from the registration and prospectus delivery requirements of the Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale; and

                              (iii) solely for the purposes of Sections 2.3, 2.4, 2.5, 2.7, 2.8, 2.9, 2.10, 2.11, 2.13, 2.14, 2.15, 2.16 and 4, any
         shares of Common Stock of the Company issued or issuable upon exercise of the Venture Lending Warrant (as defined below)."

         (b) Section 2.1 is hereby amended by adding the definitions of "Intel Warrant" and "Intel Warrant Shares" as follows:

              "(g) The term "Intel Warrant" means the Warrant dated as of October ___, 1998, issued by the Company to Intel Corporation for the purchase of up to 24,509 shares of Common Stock. The term "Intel Warrant Shares" means the shares of Common Stock issuable upon exercise of the Intel Warrant."

     3.  Waiver of Right of First Offer.  Each of the Shareholders executing
         ------------------------------
this Amendment hereby waives, on behalf of itself and all other Shareholders, the right of first offer and the notice provisions with respect to such right of first offer set forth in Section 3.1 of the Agreement with respect to the Additional Series C Shares, the Intel Warrant and the Intel Warrant Shares.

     4. Upon the effectiveness of this Amendment, as provided in Section 5 hereof, Intel agrees to be bound by all of the terms and conditions of the Agreement applicable to Shareholders, to the extent provided herein.

     5.  Effectiveness.  This Amendment shall become effective upon the
         -------------
execution by (a) the Company and (b) the holders of a majority of the outstanding Registrable Securities.

     6.  Effective Amendment.  Except as amended as set forth above, the
         -------------------
Agreement shall continue in full force and effect.

     7.  Counterparts.  This Amendment may be signed in one or more
         ------------
counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed one and the same document.

                           [signature pages follow]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:    /J.A. BODE/
   -------------------------------

Title:    CFO
      ----------------------------

SHAREHOLDERS:



----------------------------------
(print name of Shareholder)



----------------------------------
(signature)


----------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:______________________________

Title:___________________________


SHAREHOLDERS:




----------------------------------
(print name of Shareholder)



----------------------------------
(signature)


----------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:  /ARVIND SODHANI/
   -------------------------------

Title:  VICE PRESIDENT AND
      ----------------------------
TREASURER
---------

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:______________________________

Title:___________________________


SHAREHOLDERS:



ASPECT TELECOMMUNICATIONS CORPORATION
----------------------------------------
(print name of Shareholder)


/ASPECT TELECOMMUNICATIONS CORPORATION/
----------------------------------------
(signature)

VICE PRESIDENT
----------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By:______________________________

Title:___________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:______________________________

Title:___________________________


SHAREHOLDERS:



RAFAEL BRACHO
---------------------------------
(print name of Shareholder)


/RAFAEL BRACHO/
---------------------------------
(signature)

CTO & FOUNDER
---------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:______________________________

Title:___________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:______________________________

Title:___________________________


SHAREHOLDERS:


CAMBRIDGE TECHNOLOGY CAPITAL FUND I, L.P.
-----------------------------------------
(print name of Shareholder)


/CAMBRIDGE TECHNOLOGY CAPITAL FUND I, L.P./
-------------------------------------------
(signature)


-------------------------------------------
(title, if Shareholder is an entity)

-------------------------------------------

INTEL CORPORATION


By:______________________________

Title:___________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:______________________________

Title:___________________________


SHAREHOLDERS:



CGC INVESTORS
------------------------------------
(print name of Shareholder)


/KERI J. MCQUILLEN/
------------------------------------
(signature)

GENERAL PARTNER
------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:______________________________

Title:___________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



CHARTER GROWTH CAPITAL
------------------------------------
(print name of Shareholder)


/KERI J. MCQUILLAN/
------------------------------------
(signature)

PARTNER
------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



CHARTER GROWTH CAPITAL CO-INVESTMENT FUND
-----------------------------------------
(print name of Shareholder)


/KERI J. MCQUILLAN/
-----------------------------------------
(signature)

GENERAL PARTNER
-----------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



Enterprise Partners III, L.P.
------------------------------------
(print name of Shareholder)


/ANDREW SENJEI/
------------------------------------
(signature)

GENERAL PARTNER
------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



Enterprise Partners III Associates, L.P.
----------------------------------------
(print name of Shareholder)


/ANDREW SENJEI/
----------------------------------------
(signature)

GENERAL PARTNER
----------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



R. JAMES GREEN
------------------------------------
(print name of Shareholder)


/R. JAMES GREEN/
------------------------------------
(signature)

CEO
------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By:_______________________________

Title:____________________________


SHAREHOLDERS:



KPCB Information Sciences Zaibatsu Fund, L.P.

-----------------------------------------------
(print name of Shareholder)


/KPCB INFORMATION SCIENCES ZAIBATSU FUND, L.P./
-----------------------------------------------
(signature)


---------------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By:_______________________________

Title:____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title: ____________________________


SHAREHOLDERS:



KPCB Java Fund, L.P.
---------------------------------------------
(print name of Shareholder)


/KPCB JAVA FUND/
---------------------------------------------
(signature)


---------------------------------------------
(title, if Shareholder is an entity)

---------------------------------------------

INTEL CORPORATION


By: _______________________________

Title: ____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title: ____________________________


SHAREHOLDERS:



Kleiner Perkins Caufield & Byers VII
---------------------------------------------
(print name of Shareholder)


/KLEINER PERKINS CAUFIELD & BYERS VII/
---------------------------------------------
(signature)


---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________


SHAREHOLDERS:



KPMG PEAT MARWICK LLP
---------------------------------------------
(print name of Shareholder)


/KPMG PEAT MARWICK LLP/
---------------------------------------------
(signature)

CHIEF FINANCIAL OFFICER
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



LBI GROUP INC.
---------------------------------------------
(print name of Shareholder)


/LBI GROUP INC./
---------------------------------------------
(signature)

SENIOR VICE PRESIDENT
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________


Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



Lehman Brothers Holdings Inc.
---------------------------------------------
(print name of Shareholder)


/Lehman Brothers Holdings Inc./
---------------------------------------------
(signature)


Vice President
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



MacDonald Family Trust
---------------------------------------------
(print name of Shareholder)


/MacDonald Family Trust/
---------------------------------------------
(signature)


Trustee for MacDonald Family Trust
---------------------------------------------
(title, if Shareholder is an entity)


INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:


Nippon Investment and Finance Co. Ltd.
---------------------------------------------
(print name of Shareholder)


/Nippon Investment and Finance Co. Ltd./
---------------------------------------------
(signature)


Director
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________


SHAREHOLDERS:



Investment Enterprise Partnership "NIF 8"
---------------------------------------------
(print name of Shareholder)


/Investment Enterprise Partnership "NIF 8"/
---------------------------------------------
(signature)


Director
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________


SHAREHOLDERS:



Investment Enterprise Partnership "NIF 9"
---------------------------------------------
(print name of Shareholder)


/Investment Enterprise Partnership "NIF 9"
---------------------------------------------
(signature)


Director
---------------------------------------------
(title, if Shareholder is an entity)

---------------------------------------------

INTEL CORPORATION


By: _______________________________


Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________


SHAREHOLDERS:



Investment Enterprise Partnership "NIF 10-A"
----------------------------------------------
(print name of Shareholder)


/Investment Enterprise Partnership "NIF 10-A"/
----------------------------------------------
(signature)


Director
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



Investment Enterprise Partnership "NIF 10-B"
---------------------------------------------
(print name of Shareholder)


/Investment Enterprise Partnership "NIF
 10-B"/
---------------------------------------------
(signature)


---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



Ocean Park Ventures L.P.
---------------------------------------------
(print name of Shareholder)


/Ocean Park Ventures L.P./
---------------------------------------------
(signature)

GP
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



Sierra Ventures V, L.P.
---------------------------------------------
(print name of Shareholder)


/Sierra Ventures V, L.P./
---------------------------------------------
(signature)

GP
---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.


COMPANY:


ACTIVE SOFTWARE, INC.


By: _______________________________

Title:_____________________________



SHAREHOLDERS:



Spring Creek Ventures I, LP
---------------------------------------------
(print name of Shareholder)


/SPRING CREEK VENTURES I, LP/
---------------------------------------------
(signature)


---------------------------------------------
(title, if Shareholder is an entity)



INTEL CORPORATION


By: _______________________________

Title:_____________________________

                                   EXHIBIT A

                                 SHAREHOLDERS



SERIES A SHAREHOLDERS:
----------------------
Enterprise Partners III, L.P.                    Kleiner Perkins Caufield
5000 Birch Street, Suite 6200                    & Byers VII, L.P.
Newport Beach, CA  92660-2143                    2750 Sand Hill Road
                                                 Menlo Park, CA  94025

Enterprise Partners III Associates, L.P.         KPCB VII Founders
5000 Birch Street, Suite 6200                    Fund, L.P.
Newport Beach, CA  92660-2143                    2750 Sand Hill Road
                                                 Menlo Park, CA  94025

Ocean Park Ventures, L.P.                        KPCB Information Sciences
12011 San Vicente Blvd.                          Zaibatsu Fund II, L.P.
Suite 330                                        2750 Sand Hill Road
Los Angeles, CA  90049                           Menlo Park, CA  94025

Sierra Ventures V, L.P.                          VLG Investments 1996
3000 Sand Hill Road                              c/o Venture Law Group
Menlo Park, CA  94025                            2800 Sand Hill Road
                                                 Menlo Park, CA  94025
Mark A. Medearis
527 Tennyson
Palo Alto, CA  94301


COMMON SHAREHOLDERS:
--------------------
R. James Green                                    Larry E. Henninger
c/o Active Software, Inc.                         663 Christina Dr.
3255-1 Scott Boulevard                            P.O. Box 7646
Santa Clara, CA  95054                            Incline Village, NV  89450

Rafael Bracho                                     Enterprise Partners III, L.P.
c/o Active Software, Inc.                         5000 Birch Street, Suite 6200
3255-1 Scott Boulevard                            Newport Beach, CA  92660-2143
Santa Clara, CA  95054

Enterprise Partners III Associates, L.P.
5000 Birch Street, Suite 6200
Newport Beach, CA  92660-2143


SERIES B SHAREHOLDERS:
----------------------
Lehman Brothers Holdings Inc.                    Bayview Investors, Ltd.
3 World Financial Center                         Robertson, Stephens & Company
New York, NY  10285                              555 California Street
                                                 San Francisco, CA  94104

Enterprise Partners III, L.P.                    Kleiner Perkins Caufield
5000 Birch Street, Suite 6200                    & Byers VII, L.P.
Newport Beach, CA  92660-2143                    2750 Sand Hill Road
                                                 Menlo Park, CA  94025

Enterprise Partners III Associates, L.P.         KPCB Java Fund, L.P.
5000 Birch Street, Suite 6200                    2750 Sand Hill Road
Newport Beach, CA  92660-2143                    Menlo Park, CA  94025

Ocean Park Ventures, L.P.                        KPCB Information Sciences
12011 San Vicente Blvd.                          Zaibatsu Fund II, L.P.
Suite 330                                        2750 Sand Hill Road
Los Angeles, CA  90049                           Menlo Park, CA  94025

Sierra Ventures V, L.P.                          MacDonald Family Trust, dated
3000 Sand Hill Road                              10/12/87, Stephen and Robin
Menlo Park, CA  94025                            MacDonald, trustees
                                                 c/o Active Software, Inc.
                                                 3255-1 Scott Boulevard
                                                 Santa Clara, CA  95054

Mark A. Medearis                                 VLG Investments 1997
527 Tennyson                                     c/o Venture Law Group
Palo Alto, CA  94301                             2800 Sand Hill Road
                                                 Menlo Park, CA  94025


SERIES C SHAREHOLDERS:
----------------------
LB I Group Inc.                                   Charter Growth Capital
3 World Financial Center                          525 University Avenue
New York, NY  10285                               Suite 1500
                                                  Palo Alto, CA  94301

Charter Growth Capital Co-Investment Fund         CGC Investors
525 University Avenue                             525 University Avenue
Suite 1500                                        Suite 1500
Palo Alto, CA  94301                              Palo Alto, CA  94301

Spring Creek Ventures I, L.P.                     Nippon Investment and Finance Co. Ltd.
330 Spring Creek Road                             c/o NIF Ventures USA, Inc.
Rockford, IL  61107                               First Market Tower
                                                  525 Market Street, Suite 3420
                                                  San Francisco, CA  94105

Investment Enterprise Partnership "NIF 8"         Investment Enterprise Partnership "NIF 9"
c/o NIF Ventures USA, Inc.                        c/o NIF Ventures USA, Inc.
First Market Tower                                First Market Tower
525 Market Street, Suite 3420                     525 Market Street, Suite 3420
San Francisco, CA  94105                          San Francisco, CA  94105

Investment Enterprise Partnership "NIF 10-A"      Investment Enterprise Partnership "NIF 10-B"
c/o NIF Ventures USA, Inc.                        c/o NIF Ventures USA, Inc.
First Market Tower                                First Market Tower
525 Market Street, Suite 3420                     525 Market Street, Suite 3420
San Francisco, CA  94105                          San Francisco, CA  94105

Enterprise Partners III, L.P.                     Enterprise Partners III Associates, L.P.
5000 Birch Street, Suite 6200                     5000 Birch Street, Suite 6200
Newport Beach, CA  92660-2143                     Newport Beach, CA  92660-2143

Ocean Park Ventures, L.P.                         KPCB Java Fund, L.P.
12011 San Vicente Blvd.                           2750 Sand Hill Road
Suite 330                                         Menlo Park, CA  94025
Los Angeles, CA  90049


Kleiner Perkins Caufield                          KPCB Information Sciences Zaibatsu Fund II,
& Byers VII, L.P.                                 L.P.
2750 Sand Hill Road                               2750 Sand Hill Road
Menlo Park, CA  94025                             Menlo Park, CA  94025

Sierra Ventures V, L.P.                           MacDonald Family Trust, dated 10/12/87,
3000 Sand Hill Road                               Stephen and Robin MacDonald, trustees
Building 4, Suite 210                             11800 Francemont
Menlo Park, CA  94025                             Los Altos Hills, CA  94022

KPMG Peat Marwick LLP                             Aspect Telecommunications Corporation
3 Chestnut Ridge Road                             1730 Fox Drive
Montvale, NJ   07645                              San Jose, CA  95131

Cambridge Technology Capital Fund I L.P.
11512 El Camino Real, Suite 215
San Diego, CA 92130